Exhibit 10.50

Confidential Treatment Requested by The Telx Group, Inc.

THIRD AMENDMENT OF LEASE

THIS THIRD AMENDMENT OF LEASE (this “Third Amendment”) made as of March 1, 2010 between 111 CHELSEA COMMERCE LP, a Delaware limited partnership (“Landlord”) with an address c/o Taconic Investment Partners LLC, 111 Eighth Avenue, New York, New York 10011 and TELX - NEW YORK 111 8TH, LLC, a Delaware limited liability company (“Tenant”) with an address at 111 Eighth Avenue, New York, New York 10011.

Statement of Facts

By Agreement of Lease dated as of March 15, 2007 (the “Original Lease”), Landlord leased to Tenant and Tenant hired from Landlord portions of each of the eighth (8th) and fifteenth (15th) floors (collectively, the “Original Premises”) in the building located at 111 Eighth Avenue, New York, New York 10011 (the “Building”) upon all of the terms, covenants, conditions and provisions more particularly described in the Original Lease. Pursuant to Section 10.7 of the Lease, Landlord granted to Tenant a license to use an area of the roof setback above the seventh (7th) floor of the Building (the “Original Setback Area”), and pursuant to Section 10.10 of the Lease, Landlord granted to Tenant the right to use the Roof Space, in both cases upon all of the terms, covenants, conditions and provisions more particularly described therein.

Pursuant to that certain First Amendment of Lease dated as of July 3, 2008 (the “First Amendment”), Landlord leased to Tenant and Tenant hired from Landlord a portion of the third (3rd) floor of the Building (the “Expansion Space”) as more particularly described therein, upon all of the terms, covenants, conditions and provisions more particularly described in the First Amendment.

Pursuant to that certain Second Amendment of Lease dated as of December 9, 2008 (the “Second Amendment”), Landlord leased to Tenant and Tenant hired from Landlord a portion of the fourteenth (14th) floor of the Building (the “Second Additional Premises”), as more particularly described therein, upon all of the terms, covenants, conditions and provisions more particularly described in the Second Amendment. Pursuant to Section 4 of the Second Amendment, Landlord granted to Tenant a license to use an area of the roof setback above the thirteenth (13th) floor of the Building (the “Second Setback Area”), upon all of the terms, covenants, conditions and provisions more particularly described therein.

The Original Lease, the First Amendment and the Second Amendment are collectively referred to as the “Lease,” and the Original Premises, the Expansion Space and the Second Additional Premises are collectively referred to as the “Premises.”

Unless otherwise specifically indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Lease.

Landlord and Tenant desire to add to the premises demised under the Lease (i.e., the Premises) a portion of the fifth (5th) floor of the Building, containing 16,506 Rentable Square Feet, as shown in hatching on the plan annexed hereto as Exhibit A-1 (the “Third Additional Premises - Space A”) and a portion of the fifteenth (15th) floor of the Building, containing 4,975 Rentable Square Feet, as shown in hatching on the plan annexed hereto as Exhibit A-2 (the “Third Additional Premises - Space B”) , in both cases upon the terms and conditions hereinafter set forth, and to otherwise amend the Lease upon the terms and conditions hereinafter set forth. Third Additional Premises - Space A and Third Additional Premises - Space B are sometimes collectively referred to herein as the “Third Additional Premises.”

NOW, THEREFORE, for and in consideration of the payments to be made hereunder by Tenant to Landlord and the mutual consideration hereinafter set forth, the parties hereto agree as follows:

Terms

1.	THIRD ADDITIONAL PREMISES

(a) Effective as of the applicable Third Additional Premises Commencement Date (as hereinafter defined), and continuing thereafter up to and including the Third Additional Premises Expiration Date (as hereinafter defined), unless the term of the Lease, as amended by this Third Amendment, is sooner terminated pursuant to the terms and conditions of the Lease, as amended by this Third Amendment, the applicable Third Additional Premises shall be added to the Premises, on all of the same terms, covenants, conditions, and provisions of the Lease, except as otherwise expressly provided in this Third Amendment.

(b) For the purposes of this Third Amendment:

(i) “Third Additional Premises Commencement Date” means, with respect to the Third Additional Premises - Space A and the Third Additional Premises - Space B, as the case may be, the date that Landlord delivers vacant possession of the applicable Third Additional Premises to Tenant (including, with respect to the Third Additional Premises - Space A, the existing pre-action sprinkler system that services the Third Additional Premises - Space A) with the corresponding Landlord’s Work substantially completed;

(ii) “Landlord’s Work” means the work described in Exhibit B hereto, which by this reference is made a part hereof;

(iii) The applicable Landlord’s Work shall be substantially completed when such Landlord’s Work has been completed except for minor details of construction, decoration and mechanical adjustments, if any, the non-completion of which does not materially interfere with Tenant’s use of the corresponding Third Additional Premises, or which, in accordance with good construction practice, should be completed after the completion of other work to be performed in the Third Additional Premises in question;

(iv) “Third Additional Premises - Space A Rent Commencement Date” means the date which is five (5) months after the Third Additional Premises Commencement Date for the Third Additional Premises - Space A;

(v) “Third Additional Premises - Space B Rent Commencement Date” means the date which is five (5) months after the Third Additional Premises Commencement Date for the Third Additional Premises - Space B; and

(vi) “Third Additional Premises Expiration Date” means the last day of the calendar month preceding the calendar month in which occurs the fifteenth (15th) anniversary of the Third Additional Premises Rent Commencement Date for the Third Additional Premises - Space A.

(c) Effective on the date hereof, (i) the term “this Lease” as used in the Lease, shall be deemed to refer to the Lease, as amended by this Third Amendment, (ii) subject to the Third Additional Premises being added to the premises demised under the Lease effective on the applicable Third Additional Premises Commencement Date, the term “Premises,” as such term is used in the Lease, shall mean the aggregate of the Original Premises, the Expansion Space, the Second Additional Premises and the Third Additional Premises, and (iii) the floor plans of the Original Premises, the Expansion Space and the Second Additional Premises attached to the Lease shall be amended to include the floor plans of the Third Additional Premises attached hereto as Exhibits A-1 and A-2.

(d) Landlord shall not be subject to any liability for failure to deliver possession of any portion of the Third Additional Premises to Tenant on any specific date and the validity of this Third Amendment shall not be impaired under such circumstances, nor shall the same be construed to extend the term of the Lease, except that the applicable Third Additional Premises Commencement Date will not occur until possession of the such Third Additional Premises shall be delivered to Tenant. For purposes of this Section 1(d), the provisions hereof are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law or any successor Law, which shall be inapplicable hereto, and Tenant hereby waives any right to rescind this Third Amendment that Tenant might otherwise have thereunder based upon Landlord’s failure to deliver any portion of the Third Additional Premises to Tenant.

2.	TERM

(a) Landlord and Tenant acknowledge and agree that the Expiration Date for the Premises (excluding the Third Additional Premises) is February 28, 2022, and that, subject to the provisions of Section 2(b) below, the term of the Lease shall end with respect to the Premises (excluding the Third Additional Premises), the Original Setback Area, the Roof Space and the Second Setback Area on February 28, 2022 (unless the term of the Lease, as amended by this Third Amendment, is sooner terminated pursuant to the terms and conditions of the Lease, as amended by this Third Amendment) and that the term “Expiration Date,” as used in the Lease, as amended by this Third Amendment, shall mean the Third Additional Premises Expiration Date solely with respect to the Third Additional Premises, so that from and after February 28, 2022 the only premises demised under the Lease, or which Tenant shall otherwise be entitled to use, shall be the Third Additional Premises.

(b) Notwithstanding anything contained in Section 2(a) above, if Tenant exercises the first Renewal Option pursuant to Article 31 of the Lease and the term of the Lease is renewed for the five (5) year period commencing on March 1, 2022 and ending on February 28, 2027 (i.e., the new Expiration Date), the term of the Lease shall be deemed renewed for the entire Premises, including the Third Additional Premises, upon all of the terms, covenants and conditions of said Article 31 and the other applicable provisions of the Lease, as amended by this Third Amendment, except that (i) through the Third Additional Premises Expiration Date, the Fixed Rent for the Third Additional Premises shall continue to be as set forth in Schedule 1 hereto, and the Base Taxes and Comparison Years for the Third Additional Premises shall continue to be as set forth in Section 3(a) hereof, and (ii) from and after the date next succeeding the Third Additional Premises Expiration Date, through the end of the first Renewal Term (i.e., February 28, 2027), the Fixed Rent for the Third Additional Premises - Space A shall be the same Fixed Rent, on a per Rentable Square Foot basis, as the Fixed Rent for the 8th Floor Premises, the Fixed Rent for the Third Additional Premises - Space B shall be the same Fixed Rent, on a per Rentable Square Foot basis, as the Fixed Rent for the 15th Floor Premises, and the Base Taxes and Comparison Years for the Third Additional Premises shall be the same as for the balance of the Premises. Thereafter, the second Renewal Option, if exercised by Tenant, shall apply to the entire Premises, including the Third Additional Premises, with the new Expiration Date being February 29, 2032.

(c) For the purposes of clarification, (i) wherever in the Original Lease there is a distinction made with respect to the Renewal FMV for the 8th Floor Premises and the 15th Floor Premises, such distinction shall also apply to the Expansion Space, the Second Additional Premises, the Third Additional Premises - Space A, and the Third Additional Premises - Space B, and (ii) during any Renewal Term, the license fee for the Original Setback Area shall remain [***] per annum ([***] per month), and the license fee for the Second Setback Area shall continue to increase as provided in Section 4(d) of the Second Amendment.

3.	MODIFICATION OF THE LEASE

(a) Effective on the date hereof, the Lease shall be deemed modified as follows:

(i) The Fixed Rent payable by Tenant pursuant to Section 2.1 of the Lease with respect to the Third Additional Premises only shall be as set forth on Schedule 1 annexed hereto;

(ii) The term “Premises Area” as set forth in Section 1.1 of the Lease shall be increased by 16,506 Rentable Square Feet with respect to the Third Additional Premises - Space A and 4,975 Rentable Square Feet with respect to the Third Additional Premises - Space B;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) The term “Tenant’s Share” as set forth in Section 7.l(b) of the Lease shall be increased by 0.72% with respect to the Third Additional Premises - Space A and by 0.22% with respect to the Third Additional Premises - Space B;

(iv) The term “Base Taxes” as set forth in Section 7.1(e) of the Lease with respect to the entire Third Additional Premises only shall mean an amount equal to fifty (50%) percent of the sum of (A) the Taxes payable for the Tax Year commencing on July 1, 2009 and ending June 30, 2010, and (B) the Taxes payable for the Tax Year commencing on July 1, 2010 and ending June 30, 2011;

(v) The term “Comparison Year” as set forth in Section 7.1(f)(i) of the Lease with respect to the entire Third Additional Premises only shall mean each and every Tax Year commencing with the 2010/2011 Tax Year;

(vi) Section 10.1(b) of the Lease shall apply to the entire Premises, including the Third Additional Premises;

(vii) As provided in Section 10.2 of the Lease, Landlord shall have no obligation to provide heat, ventilation or air-conditioning services to the Premises, including the Third Additional Premises. To the extent Tenant desires HVAC service to the Third Additional Premises, Tenant may, in accordance with, and subject to, the applicable provisions of the Lease, as amended by this Third Amendment, service the Third Additional Premises with HVAC from the HVAC systems that service exclusively the other portions of the Premises;

(viii) The following shall be added to the end of Section 10.5 of the Lease: “As part of the Additional Premises Initial Alterations, Landlord approves, subject to Tenant’s compliance with all applicable provisions of the Lease and the Project Plan, Tenant’s installation of water-cooled supplemental air conditioning systems and additional supplemental air conditioning units, from time to time (collectively, the “Supplemental Air System”) and located solely in the Third Additional Premises - Space A and the Third Additional Premises – Space B. Subject to all applicable provisions of the Lease, Landlord agrees to reserve for Tenant’s use the chilled water necessary to operate the Supplemental Air System up to a total of one hundred (100) tons of air conditioning capacity. Tenant shall have sixty (60) days from the last Third Additional Premises Commencement Date to notify Landlord that it intends to utilize such reserved chilled water. In the event Tenant effectively provides such notice to Landlord and Landlord accepts such notice, Tenant agrees to pay Landlord a charge of $0.40 per ton per hour (“Chilled Water Charge”) for the usage of the chilled water. The Chilled Water Charge shall be paid monthly as part of Tenant’s monthly invoice and shall be considered Additional Rent. Notwithstanding the foregoing or any of the other provisions of the Lease, Landlord shall have no liability to Tenant in the event that Landlord shall not have available for Tenant’s use any particular amount of chilled water or in the event that any available chilled water does not meet the needs or specifications of the Supplemental Air System. In either of such events, Tenant’s only remedy shall be to notify Landlord that Tenant no longer desires such chilled water, whereupon Landlord shall cease to deliver same to Tenant; provided, however, that Tenant shall remain liable for all chilled water delivered to Tenant prior to such notice to Landlord.

(ix) Section 10.9 of the Lease shall not apply to the Third Additional Premises. To the extent Tenant desires emergency electric power service to the Third Additional Premises, Tenant may, in accordance with, and subject to, the applicable provisions of the Lease, as amended by this Third Amendment, service the Third Additional Premises with emergency electric power from Tenant’s Generators;

(x) The area of space on the roof of the Building as set forth on Exhibit D hereto shall be deemed included in the definition of Roof Space; and

(xi) The following shall be added to the end of Section 14.6(f) of the Lease: “and further there shall not be more than one (1) subtenant of the Third Additional Premises - Space A and there shall not be more than one (1) subtenant of the Third Additional Premises - Space B.”

(b) Sections 2.4, 5.1, 7.1(j)-(n), and 7.3 of the Lease, clause (ii) of Section 7.1 (f) of the Lease, clause (ii) of Section 7.1(g) of the Lease, all references to “Operating Expense” in Article 7 of the Lease, and Exhibits A and C to the Lease shall not be applicable to the Third Additional Premises.

4.	SECURITY DEPOSIT; GUARANTY

(a) Tenant has deposited with Landlord the sum of $1,879,587.50 as security for the full and faithful performance of all of the obligations of Tenant under the Lease, as amended by this Third Amendment (all or any part of such amount, the “Security Deposit”), in the form of the Letter of Credit as set forth in subsection (b) below. If there occurs a default under any of the terms, covenants or conditions in the Lease, as amended by this Third Amendment, on Tenant’s part to observe, perform or comply with (including, without limitation, the payment of any installment of Fixed Rent or any amount of Additional Rent), and, except in the case where the Term has ended or in the case of any of the events described in Section 16.1(d) of the Lease, Tenant fails to cure such default after the giving of any required notice under the Lease of such default and the expiration of any applicable cure period or if an Event of Default otherwise occurs, then Landlord may draw on the Letter of Credit (to the extent Landlord is not then holding the cash proceeds thereof after receiving a Non-Renewal Notice (as hereinafter defined)), and may use, apply or retain all or any part of the cash proceeds of the Letter of Credit for the payment of any Fixed Rent or Additional Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such default or Event of Default, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of such default or Event of Default. If Landlord uses, applies or retains all or any part of the cash proceeds of the Letter of Credit, Tenant shall, within five (5) days after notice from Landlord, deposit with Landlord a letter of credit or an amendment to the original Letter of Credit in an amount sufficient to restore the Security Deposit to the amount then required pursuant to the terms of this Section, i.e., $1,879,587.50, as such amount may be reduced pursuant to subsection (c) below. Tenant’s obligation to make such payment shall be deemed a requirement that Tenant pay an item of Additional Rent, and Tenant’s failure to do so shall be a default under the Lease, as amended by this Third Amendment. Any portion of the cash proceeds of the Letter of Credit not used, applied or retained by Landlord in satisfaction of the obligations of Tenant as to which a default or an Event of Default shall have occurred shall be deposited by Landlord and retained as a cash security deposit. Landlord shall not, unless otherwise required under applicable Law, pay interest to Tenant on any cash proceeds of the Letter of Credit, and if Landlord is required to maintain such proceeds in an interest bearing account, Landlord will retain the maximum amount permitted under applicable Laws as a bookkeeping and administrative charge. Tenant shall not assign or encumber any part of the Security Deposit, and no assignment or encumbrance by Tenant of all of any part of the Security Deposit shall be binding upon Landlord, whether made prior to, during, or after the Term. Landlord shall not be required to exhaust its remedies against Tenant or against the Security Deposit before having recourse to any other form of security held by Landlord (including any guarantees of Tenant’s obligations under the Lease, as amended by this Third Amendment), and recourse by Landlord to any Security Deposit shall not affect any remedies of Landlord provided in the Lease, as amended by this Third Amendment, or available to Landlord under applicable Laws or available to Landlord under any such guarantees. So long as no default shall then have occurred and be continuing, the Security Deposit or any balance thereof shall be returned to Tenant reasonably promptly after the expiration or sooner termination (other than a termination pursuant to Article 16) of the Term and Tenant’s surrender to Landlord of the Premises in accordance with the applicable provisions of the Lease, as amended by this Third Amendment.

(b) Tenant shall deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit (the “Letter of Credit”) issued by and drawn upon any commercial bank, trust company, national banking association or savings and loan association having offices for banking and drawing purposes in the City of New York and which is a member of the Clearing House Association and is otherwise acceptable to Landlord (the “Issuing Bank”) and which shall have outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as “+” or “-” or numerical notation, “Aa” or better by Moody’s Investors Service and “AA” or better by Standard & Poor’s Corporation, and has combined capital, surplus and undivided profits of not less than $5,000,000,000.00. The Letter of Credit shall have a term of not less than one year, be in form and content satisfactory to Landlord (and substantially as shown on Exhibit C to this Third Amendment), be for the account of Landlord, be in the amount of the Security Deposit then required to be deposited hereunder, and be fully transferable by Landlord one or more times to successor owners of the Building or Landlord’s interest therein without the payment of any fees or charges, it being agreed that if any such fees or charges shall be imposed, then such fees or charges shall be paid by Tenant and that the failure to pay such fees or charges shall not affect any such transfer. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term, unless the Issuing Bank sends notice (the “Non-Renewal Notice”) to Landlord by certified mail, return receipt requested, not less than sixty (60) days prior to the then expiration date of the Letter of Credit that the Issuing bank elects not to have such Letter of Credit renewed. Additionally, the Letter of Credit shall provide that Landlord shall have the right, exercisable at any time after Landlord’s receipt of the

Non-Renewal Notice, by sight draft on the Issuing Bank, to receive the monies represented by the existing Letter of Credit. If Landlord draws upon the Letter of Credit solely as a result of a Non-Renewal Notice, then Landlord shall hold such proceeds pursuant to the terms of this Section as a cash security deposit pending the replacement of the Letter of Credit. The failure of Tenant to replace any such cash security deposit with a Letter of Credit that satisfies the requirements of this Section within ten (10) days after Landlord’s demand therefor shall be deemed a default by Tenant in the payment of Additional Rent, entitling Landlord to exercise any or all of its rights and remedies. In the event of a sale or lease of Landlord’s interest in the Premises, within thirty (30) days of notice of such sale or leasing, Tenant, at Tenant’s expense, shall arrange for the transfer of the Letter of Credit to the new landlord, as designated by Landlord, or have the Letter of Credit reissued in the name of the new landlord, and Landlord shall thereupon be released by Tenant from all liability for the return of the Letter of Credit; provided, however, that if the Letter of Credit is reissued, Landlord shall return the original Letter of Credit issued in Landlord’s name to Tenant.

(c) (i) Prior to commencing any Third Additional Premises Initial Alterations (as defined in Section 5 below) in any portion of the Third Additional Premises, and during the progress of same, Tenant shall deliver to Landlord a project plan for the Third Additional Premises Initial Alterations, which such project plan shall include total cost and payment structure information. The amount of the Security Deposit required to be maintained pursuant to subsections (a) and (b) above shall be reduced, as more particularly provided in subsection (c)(ii) below, as and when portions of the Third Additional Premises Initial Alterations are completed and paid for, provided, however, that if the Third Additional Premises Initial Alterations are to be performed in different portions of the Third Additional Premises at different times, then notwithstanding anything contained in this Section to the contrary, Tenant shall not be entitled to any such reduction in the Security Deposit amount until the Third Additional Premises Initial Alterations have commenced in all portions of the Third Additional Premises, notwithstanding the fact that portions of the Third Additional Premises Initial Alterations may have already been completed.

(ii) Provided that Tenant is not in default in its obligation to pay any Fixed Rent or Additional Rent or to observe, perform or comply with any other term, covenant or condition in this Lease on Tenant’s part to observe, perform or comply with, and provided further that Landlord has not used, applied or retained any portion of the Security Deposit pursuant to subsections (a) and (b) above, (A) the amount of the Security Deposit required to be maintained pursuant to subsections (a) and (b) above shall be reduced by $626,529.16 promptly after Landlord’s receipt from Tenant’s Construction Manager of its certification that at least one-third (1/3) of all Third Additional Premises Initial Alterations in the entire Third Additional Premises has been completed and paid for (which certification, to be effective, shall be accompanied by partial lien waivers, in recordable form, evidencing such payments); (B) the amount of the Security Deposit required to be maintained pursuant to subsections (a) and (b) above shall be reduced by another $626,529.16 promptly after Landlord’s receipt from Tenant’s Construction Manager of its certification that at least two-thirds (2/3) of all Third Additional Premises Initial Alterations in the entire Third Additional Premises has been completed and paid for (which certification, to be effective, shall be accompanied by partial lien waivers, in recordable form, evidencing such payments); and (C)

Tenant shall no longer be obligated to maintain any Security Deposit pursuant to subsections (a) and (b) above promptly after Landlord’s receipt from Tenant’s Construction Manager of its certification that all Third Additional Premises Initial Alterations in the entire Third Additional Premises has been completed and paid for (which certification, to be effective, shall be accompanied by full lien waivers, in recordable form, evidencing such payments). Promptly after receipt by Landlord of the requisite certification and lien waivers from Tenant’s Construction Manager indicating that the portion of the Third Additional Premises Initial Alterations in question has been completed and paid for, Landlord shall so notify Tenant, and, provided the conditions in the first sentence of this subsection (ii) remain satisfied, Landlord shall accept an amendment to the Letter of Credit then being held by Landlord to effectuate such reduction.

(d) The Telx Group, Inc. (“Guarantor”), as guarantor of Tenant’s obligations under the Lease pursuant to that Agreement and Guaranty dated as of March 15, 2007, as confirmed by Guarantor pursuant to the Consents of Guarantor attached to the First Amendment and Second Amendment, is executing and delivering a Consent of Guarantor with respect to this Third Amendment, which Consent of Guarantor is attached hereto. Each year from and after the date hereof, within thirty (30) days after Guarantor’s annual audited financial statements (each, a “Guarantor’s Annual Statement”) are prepared and certified, Tenant shall deliver a copy of each such Guarantor’s Annual Statement to Landlord. If, at any time, a Guarantor’s Annual Statement shows Guarantor’s “Total Shareholder Equity” for the fiscal year covered by such Guarantor’s Annual Statement to be less than $70,000,000.00 or shows Guarantor’s “net cash provided by operating activities” for the fiscal year covered by such Guarantor’s Annual Statement to be less than $10,000,000.00 (either of such events being herein referred to as a “Breach of Financial Covenant”), the Security Deposit amount required to be maintained by Tenant pursuant to this Section (which amount, pursuant to subsection (c) above, may have theretofore been reduced to 0) shall be increased by an amount (the “Increased Security Deposit Amount”) equal to the aggregate annual Fixed Rent payable by Tenant for the Third Additional Premises (as set forth in Schedule 1 hereto, without taking into account any abatements or reductions thereof) in effect as of the date Tenant delivers a copy of the Guarantor’s Annual Statement in question, or, if Tenant fails to deliver a copy of a Guarantor’s Annual Statement, as of the date Landlord requests a copy of same. If Tenant fails to deliver a Guarantor’s Annual Statement to Tenant within such thirty (30) day period, and such failure continues for more than ten (10) days after Landlord requests a copy of a Guarantor’s Annual Statement, it shall be conclusively presumed, for the purposes of increasing the amount of the Security Deposit, that there was a Breach of Financial Covenant. Landlord’s failure to request a copy of a Guarantor’s Annual Statement(s) for any fiscal year shall not be deemed a waiver of Landlord’s right to request a Guarantor’s Annual Statement for any subsequent fiscal year or a waiver of Tenant’s obligations under this subsection (d) and subsection (e) below.

(e) In furtherance of Tenant’s obligations under subsection (d) above, with the delivery of a Guarantor’s Annual Statement that shows a Breach of Financial Covenant or, if Tenant fails to deliver a copy of a Guarantor’s Annual Statement within ten (10) days after Landlord requests a copy of same, Tenant shall deliver to Landlord an amendment to the Letter of Credit then being held by Landlord pursuant to this Section, which increases the amount of such Letter of Credit by the Increased Security Deposit Amount. If Landlord is holding cash proceeds of the Letter of Credit in lieu of the Letter of Credit itself, or, if pursuant to subsection (c) above, Landlord is no longer holding a Letter of Credit, then Tenant shall deliver to Landlord within the applicable time period, a replacement Letter of Credit, in form and substance that satisfies in the requirements of this Section, either (at Landlord’s option) in the amount of the Increased Security Deposit Amount (in which event Landlord shall continue to hold such cash proceeds, if any) or in the total amount of the Security Deposit required to be maintained by Tenant under this Section, including the Increased Security Deposit Amount (in which event, promptly after Landlord’s receipt of the replacement Letter of Credit, Landlord shall return such cash proceeds, if any, to Tenant).

(f) If at any time after the amount of the Security Deposit is increased pursuant to subsections (d) and (e) above, (i) there is no Breach of Financial Covenant for two (2) consecutive fiscal years of the Guarantor, and provided further that (ii) there is no default under any of the terms, covenants or conditions in the Lease, as amended by this Third Amendment, on Tenant’s part to observe, perform or comply with, Tenant may request that the total amount of the Security Deposit be reduced by the Increased Security Deposit Amount, in which event, provided Landlord has confirmed the satisfaction of the conditions set forth in the preceding clauses (i) and (ii), and provided further that the amount of the Security Deposit being held by Landlord pursuant to this Section is the total amount required hereunder, the total amount of the Security Deposit shall be reduced by the Increased Security Deposit, and Landlord shall accept an amendment to the Letter of Credit then being held by Landlord to effectuate such reduction. If after such reduction there are one or more Breaches of Financial Covenant, the provisions of subsections (d) and (e) above shall again apply.

5. AS-IS CONDITION; EXISTING CONDUITS: ALTERATIONS; RISERS

(a) Notwithstanding anything contained herein or in the Lease to the contrary, Tenant acknowledges that it has made a full and complete inspection of the Third Additional Premises and is thoroughly familiar with the condition thereof, and agrees to accept possession of the Third Additional Premises on the respective Third Additional Premises Commencement Dates in their then “as is” condition, including, without limitation, the existing pre-action sprinkler system servicing Third Additional Premises—Space A and the “wet” sprinkler system servicing Third Additional Premises—Space B). The taking of possession of the Third Additional Premises by Tenant shall be conclusive evidence as against Tenant that at the time such possession was so taken, the Third Additional Premises were in good and satisfactory condition.

(b) Landlord has advised Tenant, and Tenant acknowledges, that as of the date of this Third Amendment, conduits exist connecting the Third Additional Premises to other suites and areas of the Building. To the extent that such conduits are not owned or used by Landlord, another tenant in the Building or other occupant of the Building, Tenant shall have the right to use these existing conduits throughout the term of this Third Amendment and Landlord shall have no obligations, responsibility or liability with respect thereto. Landlord will cooperate with Tenant in developing a schedule of conduits to determine the route and termination points of the conduits servicing the Third Additional Premises.

(c) All Alterations which may be required or desired by Tenant to equip, decorate and furnish the Third Additional Premises for Tenant’s occupancy (the “Third Additional Premises Initial Alterations”) shall be performed (i) at Tenant’s sole cost and expense, (ii) in accordance with the applicable provisions of the Lease, including, without limitation, Article 4, and (iii) in substantial compliance with the Third Additional Premises Initial Alterations Project Plan attached hereto as Exhibit E (the “Project Plan”).

(d) If Tenant requires riser space to connect Third Additional Premises - Space B to Tenant’s Generator and/or Third Additional Premises - Space A or the 15th Floor Premises, then Landlord shall make such riser space available to Tenant in accordance with, and subject to, the provisions of Section 10.8 of the Lease.

6. BROKERAGE

Landlord and Tenant covenant, warrant and represent to each other that there was no broker or finder instrumental in consummating this Third Amendment and that they have had no conversations or negotiations with any broker or finder except Taconic Management Company LLC and CB Richard Ellis, Inc. (collectively, the “Broker”) concerning this Third Amendment or the renting of the Third Additional Premises to Tenant. Landlord and Tenant agree to indemnify and hold each other harmless from and against any claims for a brokerage, finder’s or other commission or fee arising out of any conversations or negotiations had by the indemnifying party with any broker or finder other than the Broker with respect to this Third Amendment or the renting of the Third Additional Premises to Tenant. Landlord agrees to pay any fee or commission owing to the Broker pursuant to separate agreements made by Landlord and the Broker.

7. MISCELLANEOUS

(a) Except as otherwise provided herein, all of the terms, covenants, conditions and provisions of the Lease shall remain and continue unmodified, in full force and effect and binding upon the parties hereto, their heirs, administrators, executors and their permitted assigns.

(b) This Third Amendment sets forth the entire agreement between the parties regarding the letting of the Third Additional Premises to Tenant, superseding all prior agreements and understandings, written and oral, regarding the letting of the Third Additional Premises to Tenant, and may not be altered or modified except by a writing signed by both parties.

(c) Landlord and Tenant each represent and warrant to the other that it has not relied upon any representation or warranty, express or implied, in entering into this Third Amendment, except those which are set forth herein.

(d) This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e) The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns. If any of the provisions of this Third Amendment, or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Third Amendment, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Third Amendment shall be valid and enforceable to the fullest extent permitted by law.

(f) The captions of this Third Amendment are for convenience and reference only and in no way define, limit or describe the scope or intent of this Third Amendment.

(g) Submission by Landlord of the within Third Amendment for execution by Tenant shall confer no rights nor impose any obligation on Landlord unless and until both Landlord and Tenant shall have executed this Third Amendment and duplicate originals thereof shall have been delivered by Landlord and Tenant to each other.

(h) The Statement of Facts first set forth in this Third Amendment and the exhibit and schedule attached hereto are incorporated into this Third Amendment and are, and shall for all purposes be deemed to be, a part of this Third Amendment.

(i) This Third Amendment may be executed in one or more original counterparts, all of which shall constitute the same document.

[signatures follow on next page]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third Amendment as of the day and year first above written.

LANDLORD:	111 CHELSEA COMMERCE LP
	By:	Taconic GP Chelsea Holdings LLC,
its General Partner

		By:	/s/ Paul E. Pariser
Paul E. Pariser, Co-President

TENANT:	TELX - NEW YORK 111 8TH, LLC

	By:	/s/ J. Todd Raymond
J. Todd Raymond, President

CONSENT OF GUARANTOR

THE TELX GROUP, INC. (“Guarantor”), as guarantor of Tenant’s obligations under the Lease pursuant to that Agreement and Guaranty dated as of March 15, 2007 (the “Guaranty”), as confirmed by Guarantor pursuant to the Consents of Guarantor attached to the First Amendment and Second Amendment, hereby (a) consents to the execution and delivery of this Third Amendment by Tenant, (b) agrees that the obligations of Guarantor under and pursuant to the Guaranty, as so confirmed, shall otherwise remain unmodified and (c) confirms that the Guaranty is in full force and effect as to the Original Lease, the First Amendment, the Second Amendment and this Third Amendment.

Dated: As of March 1, 2010

GUARANTOR:

THE TELX GROUP, INC.

By:	/s/ Eric Shepcaro
Name: Eric Shepcaro
Title: C.E.O

SCHEDULE 1

FIXED RENT FOR THE THIRD ADDITIONAL PREMISES

Third Additional Premises - Space A

(i) [***] per annum ([***] per month) for the period (the “Space A First Rent Period”) commencing on the Third Additional Premises - Space A Rent Commencement Date and ending on the last day of the calendar month in which occurs the first (1st) anniversary of the date preceding the Third Additional Premises Commencement Date with respect to the Third Additional Premises - Space A, both dates inclusive;

(ii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Second Rent Period”) commencing on the date succeeding the last day of the Space A First Rent Period;

(iii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Third Rent Period”) commencing on the date succeeding the last day of the Space A Second Rent Period;

(iv) [***] per annum ([***] per month) for the one (1) year period (the “Space A Fourth Rent Period”) commencing on the date succeeding the last day of the Space A Third Rent Period;

(v) [***] per annum ([***] per month) for the one (1) year period (the “Space A Fifth Rent Period”) commencing on the date succeeding the last day of the Space A Fourth Rent Period;

(vi) [***] per annum ([***] per month) for the one (1) year period (the “Space A Sixth Rent Period”) commencing on the date succeeding the last day of the Space A Fifth Rent Period;

(vii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Seventh Rent Period”) commencing on the date succeeding the last day of the Space A Sixth Rent Period;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(viii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Eighth Rent Period”) commencing on the date succeeding the last day of the Space A Seventh Rent Period;

(ix) [***] per annum ([***] per month) for the one (1) year period (the “Space A Ninth Rent Period”) commencing on the date succeeding the last day of the Space A Eighth Rent Period;

(x) [***] per annum ([***] per month) for the one (1) year period (the “Space A Tenth Rent Period”) commencing on the date succeeding the last day of the Space A Ninth Rent Period;

(xi) [***] per annum ([***] per month) for the one (1) year period (the “Space A Eleventh Rent Period”) commencing on the date succeeding the last day of the Space A Tenth Rent Period;

(xii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Twelfth Rent Period”) commencing on the date succeeding the last day of the Space A Eleventh Rent Period;

(xiii) [***] per annum ([***] per month) for the one (1) year period (the “Space A Thirteenth Rent Period”) commencing on the date succeeding the last day of the Space A Twelfth Rent Period;

(xiv) [***] per annum ([***] per month) for the one (1) year period (the “Space A Fourteenth Rent Period”) commencing on the date succeeding the last day of the Space A Thirteenth Rent Period;

(xv) [***] per annum ([***] per month) for the one (1) year period (the “Space A Fifteenth Rent Period”) commencing on the date succeeding the last day of the Space A Fourteenth Rent Period; and

(xvi) [***] per annum ([***] per month) for the period (the “Space A Sixteenth Rent Period”) commencing on the date succeeding the last day of the Space A Fifteenth Rent Period and continuing thereafter through and including the Third Additional Premises Expiration Date.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Third Additional Premises - Space B

(i) [***] per annum ([***] per month) for the period (the “Space B First Rent Period”) commencing on the Third Additional Premises - Space B Rent Commencement Date and ending on the last day of the calendar month in which occurs the first (1st) anniversary of the date preceding the Third Additional Premises Commencement Date with respect to the Third Additional Premises - Space B, both dates inclusive;

(ii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Second Rent Period”) commencing on the date succeeding the last day of the Space B First Rent Period;

(iii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Third Rent Period”) commencing on the date succeeding the last day of the Space B Second Rent Period;

(iv) [***] per annum ([***] per month) for the one (1) year period (the “Space B Fourth Rent Period”) commencing on the date succeeding the last day of the Space B Third Rent Period;

(v) [***] per annum ([***] per month) for the one (1) year period (the “Space B Fifth Rent Period”) commencing on the date succeeding the last day of the Space B Fourth Rent Period;

(vi) [***] per annum ([***] per month) for the one (1) year period (the “Space B Sixth Rent Period”) commencing on the date succeeding the last day of the Space B Fifth Rent Period;

(vii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Seventh Rent Period”) commencing on the date succeeding the last day of the Space B Sixth Rent Period;

(viii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Eighth Rent Period”) commencing on the date succeeding the last day of the Space B Seventh Rent Period;

(ix) [***] per annum ([***] per month) for the one (1) year period (the “Space B Ninth Rent Period”) commencing on the date succeeding the last day of the Space B Eighth Rent Period;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(x) [***] per annum ([***] per month) for the one (1) year period (the “Space B Tenth Rent Period”) commencing on the date succeeding the last day of the Space B Ninth Rent Period;

(xi) [***] per annum ([***] per month) for the one (1) year period (the “Space B Eleventh Rent Period”) commencing on the date succeeding the last day of the Space B Tenth Rent Period;

(xii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Twelfth Rent Period”) commencing on the date succeeding the last day of the Space B Eleventh Rent Period;

(xiii) [***] per annum ([***] per month) for the one (1) year period (the “Space B Thirteenth Rent Period”) commencing on the date succeeding the last day of the Space B Twelfth Rent Period;

(xiv) [***] per annum ([***] per month) for the one (1) year period (the “Space B Fourteenth Rent Period”) commencing on the date succeeding the last day of the Space B Thirteenth Rent Period;

(xv) [***] per annum ([***] per month) for the one (1) year period (the “Space B Fifteenth Rent Period”) commencing on the date succeeding the last day of the Space B Fourteenth Rent Period; and

(xvi) [***] per annum ([***] per month) for the period (the “Space B Sixteenth Rent Period”) commencing on the date succeeding the last day of the Space B Fifteenth Rent Period and continuing thereafter through and including the Third Additional Premises Expiration Date.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.